UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TETRAPHASE PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Special Stockholder Meeting

to be held on September 25, 2019, for Tetraphase Pharmaceuticals, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/TTPH. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before September 13, 2019.

For a Convenient Way to VIEW Proxy Materials
– and –
VOTE Online go to: www.proxydocs.com/TTPH

Proxy Materials Available to View or Receive:

Proxy Statement

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/TTPH	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
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If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Tetraphase Pharmaceuticals, Inc., Notice of Special Meeting
	Date:	Wednesday, September 25, 2019
	Time:	10:00 A.M. (Eastern Time)
	Place:	Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109
Board of Directors Recommends a Vote FOR proposal 1.

1.

To approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio of not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our board of directors prior to our 2020 annual meeting of stockholders without further approval or authorization of our stockholders and with our board of directors able to elect to abandon such proposed amendment and not effect the reverse stock spit authorized by stockholders, in its sole discretion.

Note: To transact any other business that may properly come before the special meeting or any adjournment thereof.

Vote In-Person Instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the Special Meeting. If you wish to vote your shares at the Special Meeting, please register with the Inspector of Elections at the desk marked “Shareholder Registration” at the entrance to receive a ballot. Proper photo ID is required. Ballots should be returned to the Inspector of Elections in order to be counted. Additionally, a shareholder who has submitted a proxy before the meeting, may revoke that proxy in person at the Special Meeting.